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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated January 11, 2000, included (or incorporated by reference) in this Form 10-K, into Allied Riser Communications Corporation's previously filed Registration Statement File No. 333-30366.

                                            /s/ ARTHUR ANDERSEN LLP

Dallas, Texas
March 23, 2000